SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC  20549

                               FORM 8-K/A

         CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

                          ---------------------

           Date of report (Date of earliest event reported):

                             May 29, 2002

                                GSV, Inc.
           (Exact Name of Registrant as Specified in Charter)

                                Delaware
             (State or Other Jurisdiction of Incorporation)

                                0-23901
                        (Commission File No.)

                              13-3979226
                    (IRS Employer Identification No.)

                             191 Post Road West
                         Westport, Connecticut
              (Address of Principal Executive Offices)

                                 06880
                               (Zip Code)

 Registrant's telephone number, including area code:  (203) 221-2690

                                   N/A
      (Former Name or Former Address, if Changed Since Last Report)





















ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The following financial statements are filed herewith:

        Independent Auditors' Report                      F-1

        Statements of Net Revenue of the
        Assets Acquired from Polystick U.S.
        Corp. for the ten month period ended
        December 31, 2001 (audited) and for the five
        month period ended May 31, 2002 (unaudited)       F-2

        Notes to Statements of Net Revenue of the
        Assets Acquired from Polystick U.S. Corp.      F-3 to F-6


(b)  UNAUDITED PROFORMA FINANCIAL STATEMENTS


(c)  EXHIBITS

     Exhibit 2.1    Asset Purchase Agreement, dated
        as of June 1, 2002, by and between GSV, Inc., Cybershop, LLC and Polystick U.S. Corp.
        (previously filed)

     Exhibit 10.1     Management Agreement,
        dated as of June 1, 2002, by and between GSV, Inc. and Polystick U.S. Corp.
        (previously filed)

     Exhibit 99.1     Press Release, dated May 30, 2002
        (previously filed)




























                      Independent Auditors' Report



To the Board of Directors
GSV, Inc.
Westport, Connecticut


We have audited the accompanying statements of net revenue of the assets acquired by GSV, Inc. from Polystick U.S. Corp. for the ten month period ended December 31, 2001. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining on a test basis evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the net revenue of the assets acquired by GSV, Inc. from Polystick U.S. Corp. for the ten month period ended December 31, 2001, in conformity with accounting principles generally accepted in the United Stated of America.


                                   /s/ Comiskey & Company
                                 PROFESSIONAL CORPORATION

Denver, Colorado
August 7, 2002









                                  F-1


                               GSV, Inc.
                   Statements of Net Revenue of the
              Assets Acquired from Polystick U.S. Corp.
           for the ten month period ended December 31, 2001 and for the five month period ended May 31, 2002



                               May 31, 2002     December 31, 2001
                                (Unaudited)
                               ____________     _________________
Revenues

Oil Revenues                     $  41,211          $  31,928
Gas Revenues                       207,051            299,575
Revenue Offsets                       (170)              (380)
                                 _________          _________

Total Revenues                     248,092            331,123

Direct Operating Expenses

Production Taxes                    19,945             19,799
                                 _________          _________

Total Direct Operating Expenses     19,945             19,799
                                 _________          _________

Net Revenue Available to
  Working Interest               $ 228,147          $ 311,324
                                 _________          _________
                                 _________          _________
























The accompanying notes are an integral part of the financial statement.
                                  F-2


                             GSV, Inc.
              Notes to Statements of Net Revenue of the Assets Acquired from Polystick U.S. Corp.
           for the ten month period ended December 31, 2001 and for the five month period ended May 31, 2002 (unaudited)


Note 1 - Summary of Significant Accounting Policies
___________________________________________________

Effective as of June 1, 2002, a subsidiary of GSV, Inc. ("the Company") acquired a 0.027778% working interest in two oil and gas properties pursuant to an asset purchase agreement with Polystick U.S. Corp., a privately held New York corporation. The Company also acquired an option, including a right of first refusal, to purchase other oil and gas properties held by Polystick U.S. Corp.

The accompanying financial statement includes the revenues and direct expenses of the working interests in two oil and gas wells located in Assumption Parish, Louisiana.

The working interests in the properties were acquired through the issuance of common stock of the Company and a cash payment.

Concurrent with the asset purchase agreement, the Company signed a management agreement with Polystick U.S. Corp. to assist the Company in the management of its oil and gas working interests and the development of new oil and gas activities. The agreement is for one year with an annual consulting fee of $150,000, paid in monthly installments.

The accompanying statement presents the revenues and the production taxes of these properties, as incurred by the various owners for the ten month period ended December 31, 2001 and for the five month period (unaudited) ended May
31, 2002. This statement does not include lease operating expenses and other direct expenses, depreciation, amortization, or depletion, or any allocation of corporate overhead or any other indirect expenses including interest or income taxes.

This financial statement should be read in conjunction with Form 8-K dated May 29, 2002 and filed by GSV, Inc. on
June 5, 2002.













                                  F-3
                             GSV, Inc.
              Notes to Statements of Net Revenue of the Assets Acquired from Polystick U.S. Corp.
           for the ten month period ended December 31, 2001 and for the five month period ended May 31, 2002 (unaudited)


Note 2:  Unaudited Oil and Gas Reserve Quantities
_________________________________________________

This section provides information required by Statement of Financial Accounting Standards No. 69, "Disclosures about Oil and Gas Producing Activities."

The following unaudited reserve estimates were prepared by Pressler Petroleum Consultants, Inc., an independent engineering company, as of February 1, 2002, and adjusted by the Company for actual production through May 31, 2002. There are many uncertainties inherent in estimated proved reserve quantities and in projecting future production rates and the timing of development expenditures. In addition, reserve estimates of new discoveries that have little production history are more imprecise than those of properties with more production history. Accordingly, these estimates are expected to change as future information becomes available.

Proved oil and gas reserves are the estimated quantities of crude oil, condensate, natural gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions.

Proved developed oil and gas reserves are those reserves expected to be recovered through existing wells with existing equipment and operating methods.

Unaudited net quantities of proved and proved developed reserves of crude oil (including condensate) and natural gas, all of which are located within the continental United States, are summarized below:

Changes in Proved Reserves:
                                        (BBLS)      (MCF)

Estimated quantity, March 1, 2001       11,493    660,353

Production                              (1,387)   (88,550)
Acquisitions                                 -          -
Discoveries                                  -          -
                                        ______    _______

Estimated quantity, December 31, 2001   10,106    577,803

Production                              (1,504)   (68,804)
Acquisitions                                 -          -
Discoveries                                  -          -
                                        ______    _______

Estimated quantity, May 31, 2002         8,602    508,999
                                        ______    _______


                                  F-4

                             GSV, Inc.
              Notes to Statements of Net Revenue of the Assets Acquired from Polystick U.S. Corp.
           for the ten month period ended December 31, 2001 and for the five month period ended May 31, 2002 (unaudited)


Note 2:  Unaudited Oil and Gas Reserve Quantities (continued)
_____________________________________________________________

Proved developed reserves:

Oil (BBLS)

December 31, 2001                   10,106
May 31, 2002                         8,602

Gas (MCF)

December 31, 2001                  577,803
May 31, 2002                       508,999

The following table presents a standardized measure of the discounted future net cash flows attributable to the Company's proved oil and gas reserves. Future cash inflows were computed by applying period-end prices of oil and gas to the estimated future production of proved oil and gas reserves. The future production and development costs represent the estimated future expenditures (based on current costs) to be incurred in developing and producing the proved reserves, assuming continuation of existing economic conditions. Future unexpected costs or changes in production could affect discounted future net cash flows.

A discount factor of 10% was used to reflect the timing of future net cash flows. The standardized measure of discounted future net cash flows is not intended to represent the replacement cost or fair market value of the Company's oil and gas properties.

                                     As of May 31,
                                         2002
                                     _____________

Future cash inflows                    $1,750,622
Future production costs                  (151,615)
                                       ___________

Future net cash flows                   1,599,007
10% annual discount for
   estimating timing of cash flows       (488,237)
                                       ___________

Standardized measure of
   discounted future net cash flows    $1,110,770
                                       ___________
                                       ___________




                                  F-5

                             GSV, Inc.
              Notes to Statements of Net Revenue of the Assets Acquired from Polystick U.S. Corp.
           for the ten month period ended December 31, 2001 and for the five month period ended May 31, 2002 (unaudited)


Note 2:  Unaudited Oil and Gas Reserve Quantities (continued)
_____________________________________________________________


                                    As of May 31,
                                        2002
                                    _____________

Standardized measure of
   discounted future net
   cash flows, December 31, 2001     $1,288,178

Changes due to operations:
   Production                          (193,293)
   Production costs                      15,045
   Accretion of discount                    840
                                     ___________

Standardized measure of
   discounted future net
   cash flows, May 31, 2002          $1,110,770
                                     ___________
                                     ___________



























                                  F-6

                             GSV, Inc.
              Unaudited Proforma Financial Statements

The following condensed financial information portrays the effects of the acquisition by GSV, Inc. of oil and gas working interests as if the transaction occurred effective March 1, 2001, which is the beginning of the earliest production period presented for the working interests. The condensed financial information for the period ended December 31, 2001 has been derived from the audited financial statements of GSV, Inc. included in its Form 10-KSB, and for the acquired working interests as contained in this form 8-K. The condensed financial information for the six and five month periods ended June 30, 2002 and May 31, 2002 respectively, were derived from unaudited financial statements for the respective periods. No adjustment has been made for the tax effect of proforma net income, since cumulative tax loss carryforwards exist in excess of the proforma amount.

                                     Acquired
                       GSV, Inc.     Working Interest
                       12 months     10 months
                       ended         ended                         Proforma
                       December 31,  December 31,                  December 31,
                       2001          2001           Adjustments    2001
                       ___________   ____________   ___________    ____________

Current assets         $ 1,337,343   $311,324       $(550,000) 1   $ 1,148,667
Total assets           $ 1,832,464   $311,324       $ 115,500  1,2 $ 2,259,288
Current liabilities    $   178,625   $    ---       $     ---      $   178,625
Stockholders' equity   $ 1,653,839   $311,324       $ 115,500  1,2 $ 2,080,663
Revenues               $   127,219   $331,123       $     ---      $   458,342
Net income (loss)      $(2,446,463)  $311,324       $ (97,000) 2   $(2,232,139)
Net loss per share     $     (1.36)  $    ---       $     ---      $     (1.24)

1 Purchase of working interests - $550,000 cash and $212,500 value of common stock

2 Depletion of reserves - $97,000 for the ten months



                                     Acquired
                       GSV, Inc.     Working Interest
                       6 months      5 months
                       ended         ended                         Proforma
                       June 30,      May 31,                       June 30,
                       2002          2002           Adjustments    2002
                       ___________   ____________   ___________    ____________

Current assets         $   640,965   $228,147       $ 311,324  1   $ 1,180,436
Total assets           $ 1,865,352   $228,147       $ 125,324  1,2 $ 2,218,823
Current liabilities    $   228,855   $    ---       $     ---      $   228,855
Stockholders' equity   $ 1,636,497   $228,147       $ 125,324  1,2 $ 1,989,968
Revenues               $   135,392   $248,092       $     ---      $   383,484
Net income (loss)      $  (229,842)  $228,147       $ (89,000) 2   $   (90,695)
Net loss per share     $     (0.12)  $    ---       $     ---      $     (0.05)

1 2001 effects of the transaction

2 Depletion of reserves - $89,000 for the five months










                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 12, 2002          GSV, INC.


                                By: /s/Gilad Gat
                                    Gilad Gat, Chief Executive Officer